Principal Life Insurance Company
Supplement dated June 10, 2026
to the Prospectus dated May 1, 2026, for
Principal® Strategic Outcomes

This supplement updates information contained in the Prospectus for the Contract referenced above. Please retain this supplement for future reference.
Changes to State Variations
The purpose of this supplement is to remove previously-disclosed restrictions on the availability of certain Index-Linked Segment Options for Contracts in Georgia, Indiana, Louisiana, Vermont and New Jersey. Effective June 15, 2026, for new and existing Contracts in those states, the following Index-Linked Segment Options will be available (subject to any other limitations on availability):
•The 6-year Index-Linked Segment Option linked to the S&PMidCap400® Index with a 0% Buffer.
•The 6-year Index-Linked Segment Option linked to the S&P MidCap400® Index with a 10% Buffer.
•The 6-year Index-Linked Segment Option linked to the S&P MidCap400® Index with a 20% Buffer.
•The 6-year Index-Linked Segment Option linked to the S&P 500® Index with a 100% Buffer.
•The 6-year Index-Linked Segment Option linked to the Nasdaq-100® Index with a 0% Buffer, available only with the Rate Enhancement Rider.
The purpose of this supplement is to remove previously-disclosed restrictions on the availability of certain Index-Linked Segment Options for Contracts Maryland. Effective June 15, 2026, for new and existing Contracts, the following Index-Linked Segment Options will be available (subject to any other limitations on availability):
•The 6-year Index-Linked Segment Option linked to the S&P MidCap400® Index with a 10% Buffer.
•The 6-year Index-Linked Segment Option linked to the S&P MidCap400® Index with a 20% Buffer.
•The 6-year Index-Linked Segment Option linked to the S&P 500® Index with a 100% Buffer.
The Annual Step-Up Death Benefit will be available for new contracts with applications signed June 15, 2026 and later in the states of Georgia, Indiana, Louisiana, Maryland, New Jersey and Vermont.